July 28, 2000

Securities and Exchange Commission
Operations Center
6432 General Green Way
Alexandria, VA  22312-2413
Gentlemen:
We are transmitting herewith Vectren Corporation's Current
Report on Form 8-K.
Very truly yours,
/s/ S. Mark Kerney
S. Mark Kerney
SMK:jm

             SECURITIES AND EXCHANGE COMMISSION
                   Washington, DC   20549
                          FORM 8-K
                       CURRENT REPORT
      Pursuant to Section 13 of 15(d) of the Securities
                    Exchange Act of 1934
      Date of Report (Date of earliest event reported)
                        July 28, 2000
                     VECTREN CORPORATION
   (Exact name of registrant as specified in its charter)

          Indiana                  1-15467                35-2086905
        -----------              ------------           ---------------
  (State of                (Commission File Number)  (I.R.S. Employer
  Incorporation)                                     Identification No.)
  Incorporation)                                     Identification No.)

   20 N.W. Fourth Street
    Evansville, Indiana                                      47741
  ----------------------                                   ---------
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code (812)465-5300


                             N/A
   (Former name or address, if changed since last report.)

Item 5.  Other Events
On July 27, 2000, Vectren Corporation (the Company) released financial information to the investment community regarding the Company's results of operations, financial position and cash flows for the three-, six-and twelve-month periods ended June 30, 2000. The financial information released is included herein. This information does not include footnote disclosures and should not be considered complete financial statements.

On July 28, 2000, Vectren Corporation conducted its quarterly conference call with the investment community regarding results of operations and financial position. The script for this teleconference is included herein. This script contains certain subjects that pertain to our growth strategy and may contain forward-looking information.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company is hereby filing cautionary statements identifying important factors that could cause actual results of the Company and its subsidiaries, including Indiana Gas Company, Inc. and Southern Indiana Gas and Electric Company, to differ materially from those projected in forward-looking statements of the Company and its subsidiaries made by, or on behalf of, the Company and its subsidiaries.

Item 7.  Exhibits

99-1     Press Release - Second Quarter 2000

99-2     Financial Analyst Report - Second Quarter 2000

99-3     Analyst Teleconference Script -
         Second Quarter 2000

99-4     Cautionary Statement for Purposes of the "Safe
         Harbor" Provisions of the Private Securities
         Litigation Reform Act of 1995

                         SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 28, 2000

VECTREN CORPORATION

By: /s/ Jerome A. Benkert
Jerome A. Benkert
Executive Vice President and
Chief Financial Officer

By: /s/ M. Susan Hardwick
M. Susan Hardwick
Vice President and
Controller